UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 8, 2010
JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)
DELAWARE
(State or Other Jurisdiction of Incorporation)

000-49728 (Commission File Number)	87-0617894 (I.R.S. Employer Identification No.)
118-29 QUEENS BOULEVARD, FOREST HILLS, NEW YORK 11375
(Address of principal executive offices) (Zip Code)
(718) 709-3026
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure
Ed Barnes, Executive Vice President and Chief Financial Officer of JetBlue Airways Corporation (the “Company”) will meet with investors at the Hudson Securities Airline Conference on Wednesday, December 8, 2010. Mr. Barnes plans to update investors on the Company’s recent performance, outlook, and revenue guidance for the fourth quarter 2010.
The presentation slides are attached hereto as Exhibit 99.1 and are posted on the investor relations section of the JetBlue Airways Corporation website at http://investor.jetblue.com. Except for these slides, information on this website is not incorporated into this Current Report on Form 8-K or our other filings with the Securities and Exchange Commission.
The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 is being furnished under Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of Exchange Act, or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

99.1	Investor presentation, dated December 8, 2010

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION (Registrant)
Date: December 8, 2010	By:	/s/ Donald Daniels
Donald Daniels
Vice President, Controller and Chief Accounting Officer (principal accounting officer)

Exhibit Index

Exhibit No.	Description

99.1	Investor presentation, dated December 8, 2010